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                                                                EXHIBIT 32.2

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Gardner Denver, Inc. on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Philip R. Roth, Vice President, Finance & Chief Financial Officer of Gardner Denver, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Gardner Denver, Inc.

                                            By:  /s/ Philip R. Roth
                                                 ------------------
                                            Philip R. Roth
                                            Title: Vice President, Finance & CFO
                                            Gardner Denver, Inc.
August 9, 2004

A signed original of this written statement has been provided to Gardner Denver, Inc. and will be retained by Gardner Denver, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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